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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Z. Jill Barclift, Esq. and David D. Wesselink his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Metris Companies Inc. Annual Incentive Bonus Plan - Designated Corporate Officers and the Metris Companies Inc. Management Stock Purchase Plan (collectively, the "Plans"), with respect to shares of Common Stock of Metris Companies Inc. to be issued under the Plans and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.


              Signature                                Date
              ---------                                ----


By  /s/  Theodore Deikel                       November 30, 1999
  --------------------------------
    Theodore Deikel
    Director

By  /s/  Lee R. Anderson                       November 15, 1999
  --------------------------------
    Lee R. Anderson
    Director

By  /s/  John A. Cleary                        November 17, 1999
  --------------------------------
    John A. Cleary
    Director

By  /s/ Walter M. Hoff                         November 30, 1999
  --------------------------------
    Walter M. Hoff
    Director

By  /s/  Derek V. Smith                        November 30, 1999
  --------------------------------
    Derek V. Smith
    Director

By  /s/  Frank D. Trestman                     November 30, 1999
  --------------------------------
    Frank D. Trestman
    Director

By  /s/  David V. Harkins                      November 30, 1999
  --------------------------------
    David V. Harkins
    Director


By  /s/  C. Hunter Boll                        November 15, 1999
  --------------------------------
    C. Hunter Boll
    Director
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By  /s/  Thomas M. Hagerty                     November 30, 1999
  --------------------------------
    Thomas M. Hagerty
    Director


By  /s/  Thomas H. Lee                         November 16, 1999
  --------------------------------
    Thomas H. Lee
    Director